Exhibit 99.2

GLIMCHER

Supplemental Information
For The Three and Six Months Ended June 30, 2007

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Six Months Ended June 30, 2007

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Summary Financial Statement Information for Unconsolidated Entities	Page 4
Calculation of Funds from Operations and FFO Payout Ratio	Page 5
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts	Page 6
EBITDA, Operating Ratios and Earnings per Share	Page 7

Balance Sheet Data:
Comparative Balance Sheets	Page 8
Market Capitalization and Debt Coverage Ratios	Page 9
Consolidated Debt Schedule	Page 10
Consolidated Debt Maturities Schedule	Page 11
Joint Venture Debt and Debt Maturity Schedule	Page 12

Operational Data:
Occupancy Statistics	Page 13
Leasing Results and Re-leasing Spreads	Page 14
Mall Portfolio (wholly owned) Statistics by Asset Category	Page 15
Mall Portfolio (wholly owned) Excluding Malls Held for Sale	Page 16
Mall Portfolio (total portfolio) Statistics	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Redevelopment Activity	Page 22

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended June 30,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$46,544	$6,590	$53,134	$46,597	$6,828	$53,425
Percentage rents	1,002	59	1,061	961	60	1,021
Tenant reimbursements	20,769	2,878	23,647	21,247	3,229	24,476
Out parcel sales	1,000	-	1,000	-	550	550
Other (see components on page 3)	3,817	424	4,241	4,094	519	4,613
Total Revenues	73,132	9,951	83,083	72,899	11,186	84,085

Expenses:
Property operating expenses	(15,922)	(3,278)	(19,200)	(15,792)	(3,774)	(19,566)
Real estate taxes	(8,566)	(1,001)	(9,567)	(8,017)	(1,031)	(9,048)
	(24,488)	(4,279)	(28,767)	(23,809)	(4,805)	(28,614)
Provision for credit losses	(877)	(585)	(1,462)	(1,099)	(315)	(1,414)
Other operating expenses	(2,636)	(186)	(2,822)	(1,694)	(271)	(1,965)
Cost related to sales of out parcels	(125)	-	(125)	-	(43)	(43)
Real estate depreciation and amortization	(19,439)	(132)	(19,571)	(17,676)	(748)	(18,424)
Non-real estate depreciation and amortization	(422)	(1)	(423)	(187)	(7)	(194)
General and administrative	(3,994)	(18)	(4,012)	(3,567)	(4)	(3,571)
Total Expenses	(51,981)	(5,201)	(57,182)	(48,032)	(6,193)	(54,225)

Operating Income	21,151	4,750	25,901	24,867	4,993	29,860

Interest income	111	56	167	118	44	162
Interest expense	(22,933)	(1,714)	(24,647)	(19,992)	(3,328)	(23,320)
Loan fee amortization	(489)	(32)	(521)	(514)	(65)	(579)
Equity in income of unconsolidated entities	1,276	-	1,276	259	-	259
(Loss) income before minority interest and discontinued operations	(884)	3,060	2,176	4,738	1,644	6,382
Minority interest in operating partnership	431	-	431	3,733	-	3,733
(Loss) income from continuing operations	(453)	3,060	2,607	8,471	1,644	10,115
Discontinued Operations:
Loss on sales of properties	(1,073)	-	(1,073)	-	-	-
Impairment losses - real estate assets	(2,452)	-	(2,452)	(48,801)	-	(48,801)
Income from operations	3,060	(3,060)	-	1,644	(1,644)	-
Net loss to common shareholders	(918)	-	(918)	(38,686)	-	(38,686)
Preferred stock dividends	(4,359)	-	(4,359)	(4,359)	-	(4,359)
Net loss to common shareholders	$(5,277)	$-	$(5,277)	$(43,045)	$-	$(43,045)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Six Months Ended June 30,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$93,290	$13,456	$106,746	$94,392	$14,856	$109,248
Percentage rents	2,481	196	2,677	2,025	135	2,160
Tenant reimbursements	43,245	6,168	49,413	42,828	6,936	49,764
Out parcel sales	1,000	-	1,000	320	550	870
Other (see components on page 3)	7,833	968	8,801	8,392	1,074	9,466
Total Revenues	147,849	20,788	168,637	147,957	23,551	171,508

Expenses:
Property operating expenses	(32,462)	(6,794)	(39,256)	(31,598)	(7,443)	(39,041)
Real estate taxes	(17,215)	(2,055)	(19,270)	(16,816)	(2,179)	(18,995)
	(49,677)	(8,849)	(58,526)	(48,414)	(9,622)	(58,036)
Provision for credit losses	(1,790)	(1,048)	(2,838)	(2,085)	(568)	(2,653)
Other operating expenses	(4,282)	(395)	(4,677)	(3,427)	(541)	(3,968)
Cost related to sales of out parcels	(125)	-	(125)	(129)	(43)	(172)
Real estate depreciation and amortization	(36,564)	(266)	(36,830)	(35,240)	(2,697)	(37,937)
Non-real estate depreciation and amortization	(816)	(2)	(818)	(759)	(52)	(811)
General and administrative	(8,590)	(40)	(8,630)	(7,645)	(21)	(7,666)
Total Expenses	(101,844)	(10,600)	(112,444)	(97,699)	(13,544)	(111,243)

Operating Income	46,005	10,188	56,193	50,258	10,007	60,265

Interest income	239	110	349	222	85	307
Interest expense	(45,272)	(3,514)	(48,786)	(40,150)	(6,704)	(46,854)
Loan fee amortization	(979)	(82)	(1,061)	(1,063)	(162)	(1,225)
Equity in income of unconsolidated entities	1,393	-	1,393	852	-	852
Income before minority interest and discontinued operations	1,386	6,702	8,088	10,119	3,226	13,345
Minority interest in operating partnership	348	-	348	3,396	-	3,396
Income from continuing operations	1,734	6,702	8,436	13,515	3,226	16,741
Discontinued Operations:
(Loss) gain on sales of properties	(1,435)	-	(1,435)	1,717	-	1,717
Impairment losses - real estate assets	(2,452)	-	(2,452)	(48,801)	-	(48,801)
Income from operations	6,702	(6,702)	-	3,226	(3,226)	-
Net income (loss)	4,549	-	4,549	(30,343)	-	(30,343)
Preferred stock dividends	(8,718)	-	(8,718)	(8,718)	-	(8,718)
Net loss to common shareholders	$(4,169)	$-	$(4,169)	$(39,061)	$-	$(39,061)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended June 30,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$46,397	$6,384	$52,781	$45,452	$6,979	$52,431
Termination income	479	304	783	1,271	198	1,469
Straight-line rents	(332)	(98)	(430)	(126)	(349)	(475)
Total Minimum Rents	$46,544	$6,590	$53,134	$46,597	$6,828	$53,425

Components of Other Revenue:
Fee income	$375	$-	$375	$509	$-	$509
Specialty leasing and sponsorship income	2,177	354	2,531	2,360	472	2,832
Other	1,265	70	1,335	1,225	47	1,272
Total Other Revenue	$3,817	$424	$4,241	$4,094	$519	$4,613

	Six Months Ended June 30,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$93,239	$13,233	$106,472	$91,745	$14,551	$106,296
Termination income	751	424	1,175	2,675	699	3,374
Straight-line rents	(700)	(201)	(901)	(28)	(394)	(422)
Total Minimum Rents	$93,290	$13,456	$106,746	$94,392	$14,856	$109,248

Components of Other Revenue:
Fee income	$866	$-	$866	$1,100	$-	$1,100
Specialty leasing and sponsorship income	4,453	832	5,285	4,694	929	5,623
Other	2,514	136	2,650	2,598	145	2,743
Total Other Revenue	$7,833	$968	$8,801	$8,392	$1,074	$9,466

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended June 30, 2007		For the Three Months Ended June 30, 2006
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$9,727	$5,058	$9,218	$4,793
Operating expenses	(3,512)	(1,824)	(4,124)	(2,144)
Net operating income	6,215	3,234	5,094	2,649
Depreciation and amortization	(2,154)	(1,120)	(2,781)	(1,446)
Other expenses, net	(3)	(2)	(16)	(8)
Interest expense, net	(1,598)	(831)	(1,790)	(931)
Net income	$2,460	$1,281	$507	$264
Preferred dividend	(8)	(5)	(7)	(5)
Net income available to partnership	$2,452	$1,276	$500	$259

GPLP's share of income from investment in joint ventures	$1,276		$259

	For the Six Months Ended June 30, 2007		For the Six Months Ended June 30, 2006
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$17,864	$9,289	$16,463	$8,561
Operating expenses	(7,439)	(3,868)	(7,079)	(3,681)
Net operating income	10,425	5,421	9,384	4,880
Depreciation and amortization	(4,445)	(2,311)	(4,613)	(2,399)
Other expenses, net	(6)	(3)	(20)	(10)
Interest expense, net	(3,281)	(1,706)	(3,104)	(1,614)
Net income	2,693	1,401	$1,647	$857
Preferred dividend	(16)	(8)	(7)	(5)
Net income available to partnership	$2,677	$1,393	$1,640	$852

GPLP's share of income from investment in joint ventures	$1,393		$852

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2007			2006
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net income (loss) available to common shareholders	$1,108	$(5,277)	$(4,169)	$3,984	$(43,045)	$1,710	$(57,251)	$(94,602)
Real estate depreciation and amortization	17,259	19,571	36,830	19,513	18,424	17,671	18,318	73,926
Equity in income of unconsolidated entities	(117)	(1,276)	(1,393)	(593)	(259)	(247)	(344)	(1,443)
Pro-rata share of joint venture funds from operations	1,301	2,388	3,689	1,546	1,705	1,244	1,572	6,067
Minority interest in operating partnership	83	(431)	(348)	337	(3,733)	311	(4,648)	(7,733)
Loss (gain) on sales of properties	362	1,073	1,435	(1,717)	-	-	-	(1,717)
FFO	$19,996	$16,048	$36,044	$23,070	$(26,908)	$20,689	$(42,353)	$(25,502)

Adjusted Funds from Operations:
FFO	$19,996	$16,048	$36,044	$23,070	$(26,908)	$20,689	$(42,353)	$(25,502)
Add back impairment losses	-	2,452	2,452	-	48,801	-	63,117	111,918
Add back defeasance costs	-	-	-	-	-	-	9,357	9,357
Adjusted Funds from Operations:	$19,996	$18,500	$38,496	$23,070	$21,893	$20,689	$30,121	$95,773

Weighted average common shares outstanding - diluted (including common shares equivalents)	40,326	40,548	40,436	40,026	40,084	40,075	40,138	40,089

FFO per diluted share	$0.50	$0.40	$0.89	$0.58	$(0.67)	$0.52	$(1.06)	$(0.64)
Add back impairment losses and defeasance costs	-	0.06	0.06	-	1.22	-	1.81	3.03
Adjusted FFO per diluted share	$0.50	$0.46	$0.95	$0.58	$0.55	$0.52	$0.75	$2.39

	2007			2006
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.4808	$0.4808	$0.9616	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of impairment losses and defeasance costs	97.0%	105.4%	101.0%	83.4%	88.0%	93.1%	64.1%	80.5%

	2007			2006
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,297	$1,593	$2,890	$1,241	$1,965	$1,447	$1,530	$6,183
Straight-line adjustment as (decrease) increase to minimum rents	$(471)	$(430)	$(901)	$53	$(475)	$(306)	$(758)	$(1,486)
Fair value of debt amortized as reduction to interest expense	$107	$107	$214	$107	$107	$107	$107	$428
Intangible and inducement amortization as a net increase (decrease) to base rents	$5	$(101)	$(96)	$119	$(114)	$(69)	$(115)	$(179)
Impairment losses	$-	$2,452	$2,452	$-	$48,801	$-	$63,117	$111,918

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2007			2006
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Joint Venture Funds from Operations:
Net income available to partnership	$225	$2,452	$2,677	$1,140	$500	$475	$661	$2,776
Real estate depreciation and amortization	2,276	2,138	4,414	1,832	2,781	1,917	2,362	8,892
FFO	$2,501	$4,590	$7,091	$2,972	$3,281	$2,392	$3,023	$11,668

Pro-rata share of joint venture funds from operations	$1,301	$2,388	$3,689	$1,546	$1,705	$1,244	$1,572	$6,067

	2007			2006
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase to minimum rents	$95	$84	$179	$113	$123	$95	$70	$401
Fair value of debt amortized as increase to interest expense	$25	$26	$51	$25	$26	$25	$26	$102
Intangible amortization as an increase to minimum rents	$405	$495	$900	$576	$735	$428	$517	$2,256

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2007			2006
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss)	$5,467	$(918)	$4,549	$8,343	$(38,686)	$6,070	$(52,892)	$(77,165)
Interest expense and costs to defease debt (continuing and discontinued operations)	24,139	24,647	48,786	23,534	23,320	24,216	33,658	104,728
Loan fee amortization (continuing and discontinued operations)	540	521	1,061	646	579	534	548	2,307
Taxes (continuing and discontinued operations)	334	240	574	273	479	359	345	1,456
Depreciation and amortization (continuing and discontinued operations)	17,654	19,994	37,648	20,130	18,618	18,039	18,694	75,481
EBITDA	48,134	44,484	92,618	52,926	4,310	49,218	353	106,807
Minority interest in operating partnership	83	(431)	(348)	337	(3,733)	311	(4,648)	(7,733)
Loss (gain) on sales of properties and properties held for sale and impairment charges	362	3,525	3,887	(1,717)	48,801	-	63,117	110,201
Adjusted EBITDA	$48,579	$47,578	$96,157	$51,546	$49,378	$49,529	$58,822	$209,275

Operating Ratios Excluding Held-for-Sale Properties:
General and administrative / total revenues	6.2%	5.5%	5.8%	5.4%	4.9%	4.7%	4.8%	5.0%
Tenant reimbursements / (real estate taxes + property operating expenses)	89.2%	84.8%	87.1%	87.4%	88.9%	90.5%	91.4%	89.5%

Operating Ratios Including Held-for-Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	86.6%	82.2%	84.4%	85.9%	85.5%	87.1%	88.2%	86.7%

Earnings per Share:
Weighted average common shares outstanding - basic	36,803	36,998	36,901	36,499	36,595	36,663	36,686	36,611
Weighted average common shares outstanding - diluted	40,326	40,548	40,436	40,026	40,084	40,075	39,682	39,646

Earnings per share - basic	$0.03	$(0.14)	$(0.11)	$0.11	$(1.18)	$0.05	$(1.56)	$(2.58)

Earnings per share - diluted	$0.03	$(0.14)	$(0.11)	$0.11	$(1.17)	$0.05	$(1.56)	$(2.58)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2007	2006
	June 30	Dec. 31
Assets:
Land	$248,492	$247,149
Building, improvements and equipment	1,681,221	1,679,935
Developments in progress	58,962	49,803
	1,988,675	1,976,887
Less accumulated depreciation	506,430	483,115
Net property and equipment	1,482,245	1,493,772

Deferred leasing costs, net	18,465	17,316
Investment in and advances to unconsolidated real estate entities	76,591	70,416
Real estate assets held-for-sale	197,638	192,301
Net investment in real estate	1,774,939	1,773,805

Cash and cash equivalents	9,296	11,751
Non-real estate assets associated with discontinued operations	10,115	12,662
Restricted cash	12,289	12,132
Tenant accounts receivable, net	35,400	40,233
Deferred expenses, net	7,051	8,134
Prepaid and other assets	30,527	30,103
Total Assets	$1,879,617	$1,888,820

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,185,996	$1,203,100
Mortgage notes payable associated with assets held-for-sale	84,783	101,786
Notes payable	345,000	272,000
Other liabilities associated with discontinued operations	3,275	3,926
Accounts payable and accrued expenses	45,922	57,520
Distributions payable	23,644	23,481
Total Liabilities	1,688,620	1,661,813

Minority interest in partnership	7	1,772

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000
Series G cumulative preferred stock	150,000	150,000
Common shares of beneficial interest	371	368
Additional paid-in capital	553,540	547,036
Distributions in excess of accumulated earnings	(573,009)	(532,141)
Other comprehensive income (loss)	88	(28)
Total Liabilities and Shareholders' Equity	$1,879,617	$1,888,820

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2007			2006
	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	June 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$27.02	$25.00	$25.00	$28.40	$24.81	$24.78	$26.71	$26.71

Market Capitalization Ratio:
Common shares outstanding	37,104	37,113	37,113	36,620	36,701	36,772	36,776	36,776
Operating partnership units outstanding	2,996	2,996	2,996	3,056	3,056	2,996	2,996	2,996
Total common shares and units outstanding at end of period	40,100	40,109	40,109	39,676	39,757	39,768	39,772	39,772

Valuation - Common shares and operating partnership units outstanding	$1,083,503	$1,002,725	$1,002,725	$1,126,798	$986,371	$985,451	$1,062,310	$1,062,310
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,594,184	1,615,779	1,615,779	1,520,910	1,522,739	1,534,223	1,576,886	1,576,886
Total market capitalization	$2,887,687	$2,828,504	$2,828,504	$2,857,708	$2,719,110	$2,729,674	$2,849,196	$2,849,196

Debt / Market capitalization	55.2%	57.1%	57.1%	53.2%	56.0%	56.2%	55.3%	55.3%
Debt / Gross asset value (1)	65.5%	66.4%	66.4%	61.0%	62.4%	64.0%	66.5%	66.5%
Debt / Market capitalization including pro-rata share of joint ventures	56.2%	58.1%	58.1%	54.2%	57.0%	57.2%	56.3%	56.3%

Debt Coverage Ratios:
Interest coverage ratio	2.0	1.9	2.0	2.2	2.1	2.0	2.4	2.2
(Adjusted EBITDA from page 6 / interest expense excluding defeasance cost)
Debt service coverage ratio	1.7	1.6	1.7	1.8	1.8	1.7	2.0	1.8
(Adjusted EBITDA / interest expense excluding defeasance cost + scheduled principal payments)

(1) Gross asset value is total assets plus accumulated depreciation

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	June 30,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt. at	Final
	2007	2006	2007	2006	Terms	Terms	Maturity	Maturity
Fixed Rate
SAN Mall, LP (n) (p)	$32,748	$33,020	8.35%	8.35%	(m)	(a)	$32,615	(o)
Colonial Park Mall, LP	32,170	32,451	7.73%	7.73%	(m)	(a)	$32,033	(f)
Mount Vernon Venture, LLC (p)	8,694	8,753	7.41%	7.41%		(a)	$8,624	February 11, 2008
Charlotte Eastland Mall, LLC (n) (p)	43,341	43,766	7.84%	7.84%	(m)	(a)	$42,302	(g)
Morgantown Mall Associates, LP	51,992	52,474	6.89%	6.89%	(m)	(a)	$50,823	(g)
GM Olathe, LLC	30,000	30,000	6.35%	6.35%	(l)	(b)	$30,000	January 12, 2009
Grand Central, LP	47,410	47,815	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	38,555	38,787	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	40,226	40,482	8.20%	8.20%	(m)	(a)	$38,543	(h)
Glimcher Ashland Venture, LLC	24,543	24,809	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	55,438	55,886	8.27%	8.27%	(m)	(a)	$49,864	(i)
Glimcher WestShore, LLC	94,444	95,255	5.09%	5.09%		(a)	$84,824	September 9, 2012
PFP Columbus, LLC	140,916	142,129	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	132,167	133,256	5.42%	5.42%	(m)	(a)	$116,922	(j)
JG Elizabeth, LLC	157,443	158,791	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	108,369	109,232	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher SuperMall Venture, LLC	59,072	59,515	7.54%	7.54%	(m)	(a)	$49,969	(k)
RVM Glimcher, LLC	50,000	50,000	5.65%	5.65%		(c)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
EM Columbus II, LLC	43,000	43,000	5.87%	5.87%		(d)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(e)	$19,000	November 1, 2028
	1,269,528	1,278,421
Other
Fair Value Adjustment - Polaris Center, LLC	1,251	1,465
Extinguished Debt (n)	-	25,000		7.03%

Total Mortgage Notes Payable	$1,270,779	$1,304,886

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(d)	The loan requires monthly payments of interest only until December 2008, thereafter principal and interest are required.
(e)	The loan requires semi-annual payments of interest.
(f)	The loan matures in October 2027, with an optional prepayment (without penalty) date on October 11, 2007.
(g)	The loan matures in September 2028, with an optional prepayment (without penalty) date on September 11, 2008.
(h)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(i)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(j)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(l)	Interest rate of LIBOR plus 165 basis points fixed through a SWAP agereement at a rate of 6.35%.
(m)	Interest rate escalates after optional prepayment date.
(n)	Mortgage notes payable associated with properties held-for-sale as of December 31, 2006.
(o)	Mortgage was paid off on July 12, 2007 (without penalty).
(p)	Mortgage notes payable associated with properties held-for-sale as of June 30, 2007.

CONSOLIDATED DEBT MATURITIES
(dollars in thousands)

	Balance
Description	6/30/2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017+
Fixed Rate
SAN Mall, LP	$32,748	$32,748	-	-	-	-	-	-	-	-	-	-
Colonial Park Mall, LP	32,170	32,170	-	-	-	-	-	-	-	-	-	-
Mount Vernon Venture, LLC	8,694	60	$8,634	-	-	-	-	-	-	-	-	-
Charlotte Eastland Mall, LLC	43,341	433	42,908	-	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP	51,992	490	51,502	-	-	-	-	-	-	-	-	-
Credit Facility - $70 Million fixed with interest swap	70,000	-	-	$70,000	-	-	-	-	-	-	-	-
GM Olathe, LLC	30,000	-	-	30,000	-	-	-	-	-	-	-	-
Grand Central, LP	47,410	409	865	46,136	-	-	-	-	-	-	-	-
Johnson City Venture, LLC	38,555	233	496	549	$37,277	-	-	-	-	-	-	-
Polaris Center, LLC	40,226	257	547	604	38,818	-	-	-	-	-	-	-
Glimcher Ashland Venture, LLC	24,543	271	572	620	668	$22,412	-	-	-	-	-	-
Dayton Mall Venture, LLC	55,438	455	969	1,066	1,159	1,260	$50,529	-	-	-	-	-
Glimcher WestShore, LLC	94,444	819	1,703	1,807	1,902	2,003	86,210	-	-	-	-	-
PFP Columbus, LLC	140,916	1,224	2,548	2,708	2,855	3,011	3,155	$125,415	-	-	-	-
LC Portland, LLC	132,167	1,099	2,290	2,439	2,577	2,722	2,856	118,184	-	-	-	-
JG Elizabeth, LLC	157,443	1,360	2,823	2,986	3,135	3,292	3,437	3,629	$136,781	-	-	-
MFC Beavercreek, LLC	108,369	870	1,814	1,933	2,043	2,159	2,265	2,409	94,876	-	-	-
Glimcher SuperMall Venture, LLC	59,072	448	949	1,037	1,119	1,208	1,292	1,406	1,517	$50,096	-	-
RVM Glimcher, LLC	50,000	-	-	566	649	686	719	768	815	863	$44,934	-
WTM Glimcher, LLC	60,000	-	-	-	-	-	-	-	-	-	60,000	-
EM Columbus II, LLC	43,000	-	-	506	537	570	597	641	680	722	38,747	-
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	-	$19,000
Total Mortgage Notes and Fixed Rate Notes Payable	1,339,528	73,346	118,620	162,957	92,739	39,323	151,060	252,452	234,669	51,681	143,681	19,000

Credit Facility - unhedged portion	275,000	-	-	275,000	-	-	-	-	-	-	-	-
Total Variable Rate Notes Payable	275,000	-	-	275,000	-	-	-	-	-	-	-	-

Other
Fair Value Adjustment Amortization - Polaris Center, LLC	1,251	214	428	428	181	-	-	-	-	-	-	-

Total Debt	$1,615,779	$73,560	$119,048	$438,385	$92,920	$39,323	$151,060	$252,452	$234,669	$51,681	$143,681	$19,000

JOINT VENTURE DEBT MATURITIES
(dollars in thousands)

	Interest Rate	Loan	Final	Balance
Description	6/30/2007	Terms	Maturity	6/30/2007	2007	2008	2009

Total Joint Venture Fixed Rate Mortgage
Puente Hills Mall, LLC	5.20%	(a)	June 1, 2008	$86,634	$749	$85,885	$-
Puente Hills Mall, LLC Fair Value Adjustment				(179)	(98)	(81)	-
Puente Hills Mall, LLC Debt at Fair Value				86,455	651	85,804	-

Tulsa Promenade , LLC	6.52%	(b)	March 14, 2009	35,000	-	-	35,000
Total Joint Venture Fixed Rate Mortgages				$121,455	$651	$85,804	$35,000

Joint Venture Debt (Pro Rata Share of 52%)				$63,157	$339	$44,618	$18,200

(a) Interest rate is fixed, loan requires monthly payments of principal and interest.
(b) Interest rate of LIBOR plus 135 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006

Wholly-owned Malls:
Mall Anchors	95.1%	93.6%	93.9%	94.2%	95.3%
Mall Stores	90.5%	89.2%	91.7%	89.0%	87.9%
Total Consolidated Mall Portfolio	93.5%	92.0%	93.1%	92.3%	92.6%

Wholly-owned Comparable Malls:
Mall Anchors	95.1%	94.7%	95.1%	95.3%	96.4%
Mall Stores	90.5%	91.0%	93.5%	90.7%	89.4%
Total Consolidated Mall Portfolio	93.5%	93.4%	94.5%	93.7%	93.9%

Mall Portfolio including Joint Ventures:
Mall Anchors	95.4%	94.1%	94.3%	94.6%	95.7%
Mall Stores	90.3%	89.1%	91.5%	88.6%	87.3%
Total Mall Portfolio	93.6%	92.3%	93.3%	92.4%	92.7%

Mall Portfolio including Joint Ventures Comparable:
Mall Anchors	95.4%	95.1%	95.4%	95.6%	96.8%
Mall Stores	90.3%	90.7%	93.2%	90.2%	88.6%
Total Mall Portfolio	93.6%	93.5%	94.6%	93.7%	93.9%

Wholly-owned Community Centers:
Community Center Anchors	81.1%	81.1%	81.1%	70.6%	68.7%
Community Center Stores	86.8%	85.5%	85.2%	85.2%	80.6%
Total Community Center Portfolio	82.6%	82.2%	82.2%	74.2%	71.3%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (wholly owned and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the six months ended June 30, 2007

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	51,505	54,874	106,379	$3.48	$8.20	$7.31	$6.74
Mall Stores	183,321	335,998	519,319	$28.84	$31.39	$30.57	$25.86

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and six months ended June 30, 2007 for only those leases where the space was occupied in the previous 24 months.

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended June 30, 2007
Mall Anchors	-	-	-	$-	$-	$-	$-	$-	$-	0%
Mall Stores	42,287	111,237	153,524	$28.34	$27.92	$36.93	$33.19	$34.57	$31.74	9%

Six months ended June 30, 2007
Mall Anchors	-	54,874	54,874	$-	$-	$8.20	$8.29	$8.20	$8.29	-1%
Mall Stores	60,021	242,438	302,459	$29.62	$26.04	$33.19	$31.01	$32.48	$30.02	8%

SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY-OWNED ASSETS
as of June 30, 2007

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF June 2007	Avg. Mall Store Sales PSF June 2006	Mall Store Occupancy 6/30/2007	Mall Store Occupancy 6/30/2006	% of Mall Portfolio NOI (1)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,295,878
Lloyd Center	Portland, OR	24	1,472,374
Mall at Fairfield Commons	Dayton, OH	58	1,144,038
Mall at Johnson City	Johnson City, TN	>100	536,769
Polaris Fashion Place	Columbus, OH	31	1,602,400
Weberstown Mall	Stockton, CA	78	858,684
WestShore Plaza	Tampa, FL	21	1,064,538
			7,974,681	$428	$412	95.7%	94.4%	54%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF June 2007	Avg. Mall Store Sales PSF June 2006	Mall Store Occupancy 6/30/2007	Mall Store Occupancy 6/30/2006	% of Mall Portfolio NOI (1)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	441,718
Colonial Park Mall	Harrisburg, PA	67	743,817
Dayton Mall	Dayton, OH	58	1,382,747
Eastland Mall (OH)	Columbus, OH	31	1,017,525
Grand Central Mall	Parkersburg, WV	>100	930,168
Indian Mound Mall	Columbus, OH	31	557,479
Morgantown Mall	Morgantown, WV	>100	557,420
New Towne Mall	New Philadelphia, OH	>100	513,388
Northtown Mall	Minneapolis, MN	15	708,677
River Valley Mall	Columbus, OH	31	577,467
Supermall of the Great NW	Seattle, WA	13	943,123
University Mall	Tampa, FL	21	1,235,709
			9,609,238	$303	$305	89.1%	87.2%	40%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF June 2007	Avg. Mall Store Sales PSF June 2006	Mall Store Occupancy 6/30/2007	Mall Store Occupancy 6/30/2006	% of Mall Portfolio NOI (1)

OPPORTUNISTIC

Almeda Mall	Houston, TX	7	779,912
Eastland Mall (NC)	Charlotte, NC	34	1,061,080
Great Mall of the Great Plains	Kansas City, KS	26	783,073
Northwest Mall	Houston, TX	7	795,843
			3,419,908	$225	$230	81.1%	83.0%	6%

TOTAL SAME MALL PORTFOLIO			21,003,827	$349	$341	90.5%	89.4%	100%

(1) Based on net operating income for the six months ended June 30, 2007

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS EXCLUDING THOSE ASSETS HELD FOR SALE
as of June 30, 2007

Property	Location	MSA Ranking	Total GLA	Average Mall Store Sales PSF June 2007	Average Mall Store Sales PSF June 2006	Mall Store Occupancy 6/30/2007	Mall Store Occupancy 6/30/2006

TOTAL SAME MALL PORTFOLIO (FROM PAGE 15)			21,003,827	$349	$341	90.5%	89.4%

ASSETS HELD FOR SALE:
Almeda Mall	Houston, TX	7	779,912
Eastland Mall (NC)	Charlotte, NC	34	1,061,080
Northwest Mall	Houston, TX	7	795,843
University Mall	Tampa, FL	21	1,235,709
			3,872,544	$283	$281	86.3%	84.3%

TOTAL MALL PRO-FORMA PORTFOLIO EXCLUDING ASSETS HELD FOR SALE			17,131,283	$361	$351	91.3%	90.4%

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS AND JOINT VENTURE PROPERTIES
as of June 30, 2007

Property	Location	MSA Ranking	Total GLA	Average Mall Store Sales PSF June 2007	Average Mall Store Sales PSF June 2006	Mall Store Occupancy 6/30/2007	Mall Store Occupancy 6/30/2006

TOTAL SAME MALL PORTFOLIO (FROM PAGE 15)			21,003,827	$349	$341	90.5%	89.4%

JOINT VENTURE PROPERTIES:
Puente Hills Mall	Los Angeles, CA	2	1,181,224
Tulsa Promenade	Tulsa, OK	55	924,882
			2,106,106	$291	$ 281	87.2%	80.1%

TOTAL MALL PORTFOLIO INCLUDING JOINT VENTURES			23,109,933	$345	$ 338	90.3%	88.6%

SUMMARY OF SIGNIFICANT TENANTS
As of June 30, 2007

Tenants Representing> 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	31	440,326	$6,902,313	3.0%
Foot Locker, Inc.	60	252,209	6,166,936	2.7%
Limited Brands, Inc.	52	244,500	5,135,082	2.3%
Sterling Inc.	36	66,507	4,318,593	1.9%
AMC Theater	2	148,344	4,189,000	1.8%
Steve & Barry's	11	530,253	4,052,381	1.8%
Burlington Coat Factory	8	665,282	3,793,640	1.7%
Sears Holding Corporation	23	2,887,385	3,391,212	1.5%
JCPenney Company, Inc.	18	1,868,308	3,287,591	1.4%
Zales Corporation	41	37,920	3,055,416	1.3%
Belks	7	706,730	2,936,344	1.3%
Genesco Inc.	50	70,953	2,809,971	1.2%
Regal Cinemas	7	246,293	2,726,743	1.2%
Luxottica Group	36	84,870	2,570,284	1.1%
Finish Line, Inc.	27	141,132	2,527,558	1.1%
American Eagle Outfitters	19	109,562	2,461,675	1.1%
Total tenants representing> 1.0%	428	8,500,574	$60,324,739	26.4%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of June 30, 2007

Mall Stores (ranked by percent of total minimum mall rents)
				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Foot Locker, Inc.	60	252,209	$6,166,936	2.8%
Limited Brands, Inc.	52	244,500	$5,135,082	2.4%
Gap, Inc.	25	274,853	$4,404,765	2.0%
Sterling Inc.	35	60,727	$4,232,353	1.9%
Zales Corporation	41	37,920	$3,055,416	1.4%
Genesco, Inc.	50	70,953	$2,809,971	1.3%
Luxottica Group	36	84,870	$2,570,284	1.2%
Finish Line, Inc.	27	141,132	$2,527,558	1.2%
American Eagle Outfitters	19	109,562	$2,461,675	1.1%
Claire's Boutique	38	49,214	$2,146,627	1.0%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Macy's, Inc.	14	2,787,710	$505,000	12.1%
Sears Holding Corporation	18	2,605,402	$1,763,801	11.3%
JC Penney Company, Inc.	15	1,814,654	$3,169,246	7.9%
Bon-Ton Department Stores, Inc.	9	865,250	$1,968,912	3.7%
Dillard's	4	763,932	$-	3.3%
Belks	7	706,730	$2,936,344	3.1%
Burlington Coat Factory	8	665,282	$3,793,640	2.9%
Steve & Barry's	10	515,182	$3,811,245	2.2%
Saks Incorporated	3	228,156	$2,360,100	1.0%
Boscov's	1	182,609	$-	0.8%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of June 30, 2007

Mall Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2007	291	50,000	635,674	685,674	3.2%	$249,999	$11,471,922	$11,721,921	$5.00	$21.10	5.4%
2008	512	628,481	1,077,748	1,706,229	7.9%	3,430,399	23,644,583	27,074,982	$5.46	$25.04	12.4%
2009	375	1,298,383	1,029,197	2,327,580	10.8%	4,072,715	21,592,568	25,665,283	$5.92	$24.85	11.8%
2010	298	980,662	927,816	1,908,478	8.8%	7,557,328	21,316,060	28,873,388	$8.43	$25.19	13.2%
2011	306	2,117,423	744,680	2,862,103	13.2%	9,328,822	22,512,263	31,841,085	$5.62	$31.61	14.6%
Thereafter	873	9,165,898	2,972,449	12,138,347	56.1%	24,887,502	68,010,724	92,898,226	$7.28	$26.12	42.6%
	2,655	14,240,847	7,387,564	21,628,411	100.0%	$49,526,765	$168,548,120	$218,074,885	$6.74	$25.86	100.0%

Community Center Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2007	10	-	27,031	27,031	3.2%	$-	$410,229	$410,229	$-	$15.18	4.6%
2008	4	-	13,777	13,777	1.6%	-	208,750	208,750	$-	$15.15	2.4%
2009	15	30,000	48,550	78,550	9.2%	270,000	803,150	1,073,150	$9.00	$17.83	12.1%
2010	17	70,850	77,310	148,160	17.4%	763,751	1,383,617	2,147,368	$10.78	$19.68	24.2%
2011	2	-	6,100	6,100	0.7%	-	67,000	67,000	$-	$10.98	0.8%
Thereafter	21	525,072	52,358	577,430	67.9%	4,170,427	796,800	4,967,227	$7.94	$18.64	55.9%
	69	625,922	225,126	851,048	100.0%	$5,204,178	$3,669,546	$8,873,724	$8.31	$17.90	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended June 30, 2007			Three months ended June 30, 2006

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2007	Share	Total	2006	Share	Total

New developments	$135	$332	$467	$398	$-	$398

Redevelopment projects	$17,428	$-	$17,428	$5,652	$-	$5,652

Renovation with no incremental GLA	$3,190	$2,198	$5,388	$139	$155	$294

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$700	$7	$707	$1,236	$-	$1,236
Non-anchor stores	3,171	16	3,187	3,707	48	3,755
Operational capital expenditures	606	116	722	825		825
Total Property Capital Expenditures	$4,477	$139	$4,616	$5,768	$48	$5,816

	Six months ended June 30, 2007			Six months ended June 30, 2006

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2007	Share	Total	2006	Share	Total

New developments	$273	$1,410	$1,683	$404	$-	$404

Redevelopment projects	$23,197	$124	$23,321	$15,150	$-	$15,150

Renovation with no incremental GLA	$11,390	$5,145	$16,535	$2,163	$213	$2,376

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$893	$10	$903	$2,022	$-	$2,022
Non-anchor replacement	7,068	19	7,087	7,148	48	7,196
Operational capital expenditures	1,380	156	1,536	1,610	-	1,610
Total Property Capital Expenditures	$9,341	$185	$9,526	$10,780	$48	$10,828

REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Investments six months ended June 30, 2007	Total Planned Investments 2007	Opening Date	Project Initial Yield

PROPERTY EXPANSIONS:
Polaris Fashion Place	Lifestyle Expansion	$44,000	$5,000	$12,000	Q4-2008	8%
Columbus, Ohio

Total Expansions		$44,000	$5,000	$12,000

(1) Project costs exclude the allocation of internal costs such as labor, interest and taxes.